A special meeting of the shareholders of the Fund was held on December 21, 2006. At the meeting, shareholders voted and approved the following proposals:

Proposal 1:  To approve an Agreement and
Plan of Reorganization which provides for (a) the transfer of all the assets of the Fund to a newly organized series of the Asset Management Fund (the Trust), named the
Large Cap Equity Fund (the New Fund), and the assumption by the New Fund of all of the liabilities of the Fund, in exchange for shares of the New Fund of equal value; (b) the distribution of the shares of the New Fund to the stockholders of the Fund; (c) the cessation of the Funds business as an investment company; and (d) the termination, dissolution and complete liquidation of the Fund.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Proposal 2: To approve an investment advisory agreement between the New Fund and Shay Assets
Management, Inc. (Shay).

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Proposal 3: To approve changes to the Funds fundamental policies.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Proposal 4: To approve a rule 12b-1 distribution plan for the New Fund.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Proposal 5: To ratify the election of the current directors of the Trust.

Richard M. Amis

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

David F. Holland

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Gerald J. Levy

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

William A. McKenna, Jr.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Christopher M. Owen

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Maria F. Ramirez

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043


Rodger D. Shay

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Rodger D. Shay, Jr.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

Proposal 6:  To approve the dissolution of the Fund.

		# of Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

        # of Outstanding Shares
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043

	   # of Shares Voted
Affirmative        413,216.043
Against		                0
Abstain		                0
   Total               413,216.043